Summary Prospectus dated December 1, 2011

Eaton Vance Municipal Opportunities Fund
Class /Ticker      A / EMOAX      I / EMOIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated December 1, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://funddocuments.eatonvance.com, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to seek to maximize after-tax total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 35 of the Fund’s Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)		None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class I

Management Fees		0.60%	0.60%
Distribution and Service (12b-1) Fees		0.25%	n/a
Interest Expense (estimated)	0.08%
Expenses other than Interest Expense	0.39%
Other Expenses (total including Interest Expense) (estimated)		0.47%	0.47%
Total Annual Fund Operating Expenses		1.32%	1.07%
Expense Reimbursement(1)		(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Expense Reimbursement		1.18%	0.93%

(1)	The investment adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.10% for Class A shares and 0.85% for Class I shares (in each case exclusive of interest expense). This expense reimbursement will continue through November 30, 2012. Any amendments to or a termination of this reimbursement would require written approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expenses, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator during the Fund’s current fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption		Expenses without Redemption

	1 Year	3 Years	1 Year	3 Years

Class A shares	$590	$860	$590	$860
Class I shares	$ 95	$326	$ 95	$326

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period from the commencement of operations, May 31, 2011 through July 31, 2011, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from regular federal income tax (the “80% Policy”). The Fund may invest without limit in obligations the interest from which is subject to the federal alternative minimum tax. The Fund has a flexible investment strategy and may invest in obligations of any duration and credit quality. The Fund also may invest up to 50% of its net assets in obligations rated below investment grade (“junk bonds”). Below investment grade obligations are those obligations rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or below BBB by either Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”). For the purposes of rating restrictions, the higher rating is used. The Fund may invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities (“Agency Securities”).

The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. The Fund may purchase or sell various kinds of residual interest bonds, financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Fund also may enter into interest rate swaps, forward rate contracts and credit derivatives, which may include credit default swaps, total return swaps or credit options, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument.

In pursuing its objective, the Fund may acquire municipal obligations with varying durations. Depending on the Fund’s average maturity, the interest rate risk described below may be more or less significant for the Fund. The longer the Fund’s average maturity the more significant interest rate risk will be for the Fund.

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis. The portfolio managers generally will seek to enhance after-tax total return by balancing investment considerations and tax considerations, and taking into account the taxes payable by shareholders in connection with distributions of income and net realized gains. The Fund expects to actively engage in relative value trading to take advantage of price appreciation opportunities or to realize capital losses. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Risk. The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its bonds at attractive prices. The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk. Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Interest Rate Risk. Fixed income securities will generally decline in value because of an increase in interest rates. When the Fund’s average maturity is longer, the Fund will be more sensitive to changes in interest rates than when the Fund’s average maturity is shorter.

Eaton Vance Municipal Opportunities Fund	2	Summary Prospectus dated December 1, 2011

Duration Risk. Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen Fund duration. As the value of a security changes over time, so will its duration.

Maturity Risk. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivatives’ counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Transactions. Certain Fund transactions may give rise to a form of leverage. Such transactions may include, among others, the use of when-issued, delayed delivery or forward commitment transactions, residual interest bonds, short sales and certain derivative transactions. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged transactions may substantially exceed the initial investment.

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated securities ("junk bonds") have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Tax-Sensitive Investing Risk. The Fund’s tax-sensitive strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. There can be no assurance that the Fund will be able to minimize taxable distributions to investors and a portion of the Fund’s distributions may be taxable.

Risk of Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity. As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Eaton Vance Municipal Opportunities Fund	3	Summary Prospectus dated December 1, 2011

Sector Concentration Risk. Because the Fund may concentrate its investments in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that sector or type of obligation and may fluctuate more than that of a less concentrated fund.

Risks of Principal Only Investments. Principal only investments entitle the holder to receive par value of such investment if held to maturity. The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund will accrue income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for such income distributions.

Risk of U.S. Government-Sponsored Agencies. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and Fannie Mae) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and the Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

Performance history will be available for the Fund after the Fund has been in operation for one calendar year.

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Portfolio Managers

William H. Ahern, Vice President of Eaton Vance, has managed the Fund since inception in 2011.

Craig R. Brandon, Vice President of Eaton Vance, has managed the Fund since inception in 2011.

Cynthia J. Clemson, Vice President of Eaton Vance, has managed the Fund since inception in 2011.

Thomas M. Metzold, Vice President of Eaton Vance, has managed the Fund since inception in 2011.

Adam A. Weigold, Vice President of Eaton Vance, has managed the Fund since inception in 2011.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be exempt from regular federal income taxes. However, the Fund may also distribute taxable income to the extent that it invests in taxable municipal obligations, U.S. Treasury securities or Agency Securities. Distributions of any net realized gains are expected to be taxable.

Eaton Vance Municipal Opportunities Fund	4	Summary Prospectus dated December 1, 2011

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5097-12/11	MUNIOPPFSP		© 2011 Eaton Vance Management

Eaton Vance Municipal Opportunities Fund		5	Summary Prospectus dated December 1, 2011